UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2010

CRC Crystal Research Corporation

(Exact name of registrant as specified in its charter)

Nevada	000-52472	86-0728263
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4952 East Encanto Street, Mesa, Arizona	85205
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 480-452-3301

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01	Changes in Registrant’s Certifying Accountant.

(a) Previous independent accountant

On June 15, 2010, CRC Crystal Research Corporation  (the “Company”), upon the approval of the Audit Committee of the Company’s Board of Directors, dismissed GBH,CPAs, PC (“GBH”) as the Company’s independent registered public accounting firm.

The audit reports of GBH on the Company’s financial statements for the fiscal years ended December 31, 2007 and 2008 did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope or accounting principles.  During the fiscal years ended December 31, 2008 and 2009 and the interim period through June 17, 2010, the Company had no disagreements with GBH on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreement, if not resolved to GBH’s satisfaction, would have caused GBH to make reference to the subject matter of the disagreement in connection with its reports. In addition, during that time, there were no “reportable events,” as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided GBH with a copy of the disclosures required by Item 304(a) of Regulation S-K contained in this Current Report on Form 8-K and has requested that GBH furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether GBH agrees with the statements made by the Company in this Current Report on Form 8-K and, if not, stating the respects in which it does not agree. A copy of GBH’s letter, dated June 17, 2010, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

(b) New independent accountant

Effective as of June 17, 2010, the Company engaged Mallah Furman as its new independent registered public accounting firm. The decision to engage Mallah Furman was made and approved by the Audit Committee of the Company’s Board of Directors.

During the two most recent fiscal years and through June 17, 2010, the Company has not consulted with Mallah Furman regarding either: (i) the application of accounting principles to a specified transaction, either completed or proposed; or the type of audit opinion that might be rendered on the Company’s financial statements; or (ii) any matter that was either subject of a disagreement (as that term is defined in Item 304(a)(1)(iv) of Regulation S-K) or a reportable event (as that term is described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibit 16.1 - Letter of GBH, CPAs, dated June 17, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 18, 2010	CRC Crystal Research Corporation.

	By:	/s/ Dr Kiril A. Pandelisev
		Name:	Dr Kiril A. Pandelisev
		Title:	Chief Executive Officer

EXHIBIT INDEX

Exhibit	Description

16.1	Letter of GBH,CPAs, dated June 17, 2010